                                                                   Exhibit 10.32


          THIRD AMENDMENT, dated as of September 25, 1997 (this "Third Amendment"), among: (i) VDK HOLDINGS, INC., a Delaware corporation ("Holdings");
(ii) VAN DE KAMP'S, INC., a Delaware corporation (the "Borrower"); (iii) the several lenders and other financial institutions listed on the signature pages of this Third Amendment (individually, a "Lender", and collectively, the "Lenders") and (iv) THE CHASE MANHATTAN BANK, a New York banking corporation (as successor to The Chase Manhattan Bank, N.A.), as Agent, amending the Second Amended and Restated Credit and Guarantee Agreement, dated as of July 9, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among the Borrower, Holdings, the Lenders and the Agent.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Borrower has requested the Lenders to agree to amend the Credit Agreement to adjust the capital expenditures covenant of the Borrower as set forth in this Third Amendment;

          WHEREAS, the Lenders are willing to agree to the amendments requested by the Borrower,

          NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein and except as set forth in this Third Amendment, terms defined in the Credit Agreement are used herein as therein defined.

          2. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection 8.8:

               "8.8 Limitation on Capital Expenditures. Make or commit to make Capital Expenditures in excess of $16,500,000 in the aggregate for the Borrower and its Subsidiaries during the 1998 fiscal year of the Borrower and in excess of $12,000,000 in the aggregate for the Borrower and its Subsidiaries during any subsequent fiscal year of the Borrower, provided, that (i) Capital Expenditures not in excess of $1,500,000 permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year and (ii) Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respects of amounts permitted for such fiscal year."

          3. Deletion of Schedule 8.8. The Credit Agreement is hereby amended by deleting Schedule 8.8 to the Credit Agreement in its entirety.

          4. Miscellaneous.

          (a) Effectiveness. The amendments provided for herein shall become effective as of the date hereof (the "Effective Date") upon the receipt by the Administrative Agent of counterparts of this Third Amendment, duly executed and delivered by the Borrower, Holdings and the Required Lenders.

          (b) Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 5 of the Credit Agreement; provided that each reference in such Section 5 to "this Agreement" shall be deemed to be a reference both to this Third Amendment and to the Credit Agreement as amended by this Third Amendment.

          (c) Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

          (d) Counterparts. This Third Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          (e) GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                             VDK HOLDINGS, INC.

                             By: /s/ M. Laurie Cummings
                                 ----------------------
                                 Title: Vice President

                             VAN DE KAMP'S, INC.

                             By: /s/ M. Laurie Cummings
                                 ----------------------
                                 Title: Vice President

                             THE CHASE MANHATTAN BANK, as Agent
                             and as a Lender

                             By: /s/ Timothy J. Storms
                                 ------------------------
                                 Title: Managing Director

                                     BANQUE PARIBAS


                                     By:
                                        ------------------------------
                                        Title:

                                     CAISSE NATIONALE DE CREDIT AGRICOLE


                                     By:
                                        ------------------------------
                                        Title:


                                     COOPERATIEVE CENTRALE RAIFFEISEN-
                                     BOERENLEENBANK B.A., "RABOBANK
                                     NEDERLAND", NEW YORK BRANCH



                                     By: /s/ Brian J. Klatt
                                        ------------------------------
                                        Title: Vice President


                                     By: /s/ W. Pieter C. Kodde
                                        ------------------------------
                                        Title: Vice President


                                     DRESDNER BANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES



                                     By:
                                        ------------------------------
                                        Title:


                                     By:
                                        ------------------------------
                                        Title:

                                     FLEET NATIONAL BANK (successor in interest to Fleet Bank of Massachusetts, N.A.)


                                     By: /s/ Eugenie M. Sullivan
                                        ------------------------------
                                        Title: Senior Vice President


                                     HARRIS TRUST AND SAVINGS BANK


                                     By: /s/ Karen Knudsen
                                        ------------------------------
                                      Title: Vice President

                                             THE FIRST NATIONAL BANK OF BOSTON

                                             By: /s/ C. Andrew Picullell
                                                ------------------------------
                                                Title: Vice President


                                             MERRILL LYNCH SENIOR FLOATING RATE
                                             FUND, INC.


                                             By: /s/ Anthony R. Clemente
                                                ------------------------------
                                                Title:  Authorized Signatory

                                             PRIME INCOME TRUST

                                             By:
                                                ------------------------------
                                                Title:


                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                             RATE INCOME TRUST

                                             By: /s/ Kathleen A. Zarn
                                                ------------------------------
                                                Title:  Vice President


                                             MORGAN STANLEY SENIOR FUNDING, INC.

                                             By: /s/ Christopher A. Pucillo
                                                ------------------------------
                                                Title: Vice President


                                             STRATA FUNDING LTD.

                                             By: /s/ John Cullinane
                                                ------------------------------
                                                Title: Director

                                              MERRILL LYNCH PRIME RATE PORTFOLIO

                                              By: MERRILL LYNCH ASSET MANAGEMENT
                                              L.P., as Investment Adviser

                                                   /s/ Anthony R. Clemente
                                              By: ____________________________
                                                  Title: Authorized Signatory

                                              BANQUE NATIONALE DE PARIS

                                              By: ____________________________
                                                  Title:


                                              By: ____________________________
                                                  Title:

                                              FIRST UNION NATIONAL BANK OF NORTH
                                              CAROLINA

                                                   /s/ Henry R. Biedrzycki
                                              By: ____________________________
                                                  Title: Vice President

                                              FIRST BANK NATIONAL ASSOCIATION

                                                   /s/ Elliot J. Jaffee
                                              By: ____________________________
                                                  Title: Vice President

                                              MARINE MIDLAND BANK

                                                   /s/ Martin Brown
                                              By: ____________________________
                                                  Title: Authorized Signatory


                                              NEW YORK LIFE INSURANCE COMPANY

                                              By: ____________________________
                                                  Title:

                                              PILGRIM AMERICA PRIME RATE TRUST

                                                  /s/ Daniel A. Norman
                                              By: __________________________
                                                  Title: Senior Vice President

                                              SENIOR HIGH INCOME PORTFOLIO, INC.

                                                  /s/ Anthony R. Clemente
                                              By: __________________________
                                                  Title: Authorized Signatory

                                              FEDERAL STREET PARTNERS

                                              By: __________________________
                                                  Title:

                                              SENIOR DEBT PORTFOLIO

                                              By: BOSTON MANAGEMENT AND
                                              RESEARCH, as Investment Advisor

                                              By: __________________________
                                                  Title: